Exhibit 4.4

SECOND SUPPLEMENTAL INDENTURE

This Second Supplemental Indenture (this “Second Supplemental Indenture”), dated as of June 29, 2010, among MoneyGram Payment Systems Worldwide, Inc. (or its permitted successor), a Delaware corporation (the “Company”), the Guarantors (as defined in the Indenture referred to herein) and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee and collateral agent under the Indenture referred to below (the “Trustee”).

WITNESSETH

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the “Base Indenture”), dated as of March 25, 2008 providing for the issuance of 13.25% Senior Secured Second Lien Notes due 2018 (the “Notes”) and a first supplemental Indenture thereto (together with the Base Indenture, the “Indenture”);

WHEREAS, Section 9.02 of the Indenture provides that, subject to certain exceptions, the Company and the Trustee may amend or supplement the Indenture with the consent of the Holders of at least a majority in the aggregate principal amount of the then outstanding Notes voting as a single class;

WHEREAS, Holders of at least a majority in the aggregate principal amount of the outstanding Notes have provided written consent to this Second Supplemental Indenture; and

WHEREAS, the execution of this Second Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Indenture, the Company has delivered to the Trustee an officer’s certificate and an opinion of counsel with respect to such execution and all things necessary to make this Second Supplemental Indenture a valid agreement between the Company and the Trustee in accordance with its terms have been done.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

l.	Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.	Amendment. The Indenture is hereby amended as follows:

(a) Section 1.01 is hereby amended by inserting in alphabetical order the following definitions:

““Second Supplemental Indenture” means that certain Second Supplemental Indenture, dated as of June 29, 2010, among the Company, the Guarantors and the Trustee.

“Second Supplemental Indenture Effective Date” means the “Effective Date” as defined in the Second Supplemental Indenture.

“Segregated Account” means any account of the Company established with an SRI Depository Bank and set forth in Schedule 1.1(c),and “Segregated Accounts” means any two or more of them collectively.

“Specified Conditions” means (a) that the Specified SRIs are held at all times in Segregated Accounts of MoneyGram Payment Systems, Inc. for so long as such Specified SRIs are beneficially owned by the Company or its Subsidiaries (b) that each Specified SRI shall at all times be held in the Segregated Account of the SRI Depository Bank adjacent to such Specified SRI in Schedule 1.1 (c), (c) that no securities or other Investments shall be held in the Segregated Accounts other than the Specified SRIs,(d) that the Segregated Accounts are free and clear of any Lien or other security interest are not subject to any control agreement and are in the sole control of MoneyGram Payment Systems, Inc. (in each case, other than a Permitted Lien under clauses (v), (x), (aa) and (dd) of the definition of Permitted Liens) and (e) that the Company provides to the Trustee and the Holders within 45 days of the end of each fiscal quarter a report in the form of Exhibit G detailing all assets held in. and activities for, each of the Segregated Accounts. Notwithstanding the foregoing, for any Specified SRI set forth on Schedule1.1(c) that is a limited partnership interest, (i) such Specified SRI need not be held in a Segregated Account of a SRI Depository Bank adjacent to such Specified SRI in Schedule 1.1 (c); (ii) the Company shall provide to the Trustee and the Holders within 15 days of Company’s receipt, a copy of the limited partnership interest report and (iii) such Specified SRI shall be free and clear of any Lien (in each case, other than a Permitted Lien under clauses (v), (x), (aa) and (dd) of the definition of Permitted Liens).

“Specified SRIs” shall have the meaning set forth in the definition of “Minimum Liquidity Ratio”.

“SRI Depository Bank” means each financial institution set forth adjacent to each Specified SRI on Schedule 1.1(c).”

(b) Section 1.0 I is hereby amended by amending and restating in its entirety the definition of “Minimum Liquidity Ratio” as follows:

“Minimum Liquidity Ratio” means the ratio of (a) the fair value of the Restricted Investment Portfolio (other than Scheduled Restricted Investments, which shall be valued at the lower of (x) fair value and (y) the actual par amount of each Scheduled Restricted Investment held by the Company or any of its Subsidiaries on the date of determination multiplied by (A) in respect of the Scheduled Restricted Investments set forth under the heading C-l on Schedule 1.1 (c), 0.98, (B) in respect of the Scheduled Restricted Investments set forth under the heading C-2 on Schedule 1.1 (c). 0.049525, and (C) in respect of the Scheduled Restricted Investments set forth under the heading C-3 on Schedule 1.1 (c), zero; provided,

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that any Scheduled Restricted Investments set forth under the heading C-l on Schedule 1.1 (c) shall be valued at fair value after June 30, 2008; and provided further, if any of such Scheduled Restricted Investments set forth under the headings C-2 and C-3 on Schedule 1. 1(c) as of the Second Supplemental Indenture Effective Date (the “Specified SRIs”) have been sold, the aggregate value of such remaining Specified SRIs shall be the lower of (x) fair value of such remaining Specified SRIs and (y) the aggregate value of all Specified SRIs (determined in accordance with the valuation methodology described above) less the net proceeds received for the Specified SRIs sold (not to be less than zero)) to (b) all Payment Service Obligations.

(c) Section 4.07 of the Indenture IS amended by inserting the following immediately before “.” at the end of such Section:

“; provided further that the Company will provide 15 days prior written notice to the Trustee and the Holders of the payment of any dividend to the holders of preferred stock or common stock of the Company pursuant to Section 4.07(b)(10), setting forth in reasonable detail any calculation with respect to the such dividend”

(d) Section 4.28 of the Indenture is hereby amended and restated in its entirety to read as follows:

“(a) The Company shall (i) within 30 days of the Closing Date, cause to be formed and duly incorporated a Wholly-Owned Subsidiary of the Company (the “Specified SRI Subsidiary”), for the limited organizational purpose of holding and disposing of the Specified SRIs and distributing the proceeds thereof in accordance with this Indenture. and not engaging in any other activity, (ii) within 30 days of the Closing Date, transfer to the Specified SRI Subsidiary all of the Specified SRIs. (iii) not permit the Specified SRI Subsidiary to engage in any other activities or own or acquire any other assets or investments other than Specified SRIs and cash received from the sale thereof and (iv) not sell or transfer any Specified SRIs except to third parties for cash consideration; provided that on or after the Second Supplemental Indenture Effective Date, (x) if no Default or Event of Default is continuing, such Specified SRI Subsidiary may be dissolved if the Specified Conditions are met and (y) following such liquidation, the Company shall comply with the Specified Conditions at all times; provided, further that following such liquidation any reference herein to Specified SRI Subsidiary shall be to MoneyGram Payment Systems, Inc.

(b) The Company shall promptly provide any information in respect of the Specified SRIs as may reasonably be requested in writing by the Trustee or any Holder and shall request from the SRI Depositary Bank such information in the Company’s possession and shall provide such information to the Trustee and the Holders following receipt thereof within a reasonable period.”

3

(e) Section 6.01(3) of the Indenture is hereby amended and restated in its entirety to read as follows:

“(3) (A) failure by the Company to comply with its obligations under Sections 4.15 or 5.01 hereof, (B) failure by the Company or any Company Subsidiary for 45 days (30 days in respect of Section 4.27) after receipt of written notice given by the Trustee or the actual knowledge of the Company of such failure, to comply with any of its other agreements under this Indenture or the Notes to the extent such failure does not otherwise constitute a Default under clause (l), (2) or (3)(A) above, or (C) failure by MoneyGram Payment Systems, Inc. for 30 days after receipt of written notice given by the Trustee or the actual knowledge of the Company of such failure to comply with clauses (a), (b), (c) and (e) of the definition of the “Specified Conditions”;”

(f) Schedule 1.1(c) to the Indenture attached hereto as Annex A is replaced in its entirety by Schedule 1.1 (c) to the Indenture attached hereto as Annex B.

3.	Effect. This Second Supplemental Indenture shall become effective immediately upon its execution by the parties hereto (such date the “Effective Date”).

4.	NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SECOND SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

5.	Effect on Indenture. This Second Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby. Except as expressly set forth herein, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect including with respect to this Second Supplemental Indenture. This Second Supplemental Indenture shall not be deemed to be a waiver of, or consent to. or a modification or amendment of, any other term or condition of the Indenture or the Notes or to prejudice any other right or rights which the Holders of the Notes may now have or may have in the future under or in connection with the Indenture or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

6.	Separability Clause. In case any provision in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7.	Counterparts. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original but all of them together represent the same agreement.

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8.	Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

9.	The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture or for or in respect of the recitals contained herein all of which recitals are made solely by the Guarantors and the Company.

5

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated: May 21, 2010

MONEYGRAM PAYMENT SYSTEMS WORLDWIDE, INC.

By:

/s/ Daniel J. Collins
Name: Daniel J. Collins
Title: SVP + Treasurer

[Signature Page to Second Supplemental Indenture]

MONEYGRAM INTERNATIONAL, INC.
MONEYGRAM PAYMENT SYSTEMS, INC. MONEYGRAM OF NEW YORK, LLC PROPERTYBRIDGE, INC.

By:

/s/ Daniel J. Collins
Name: Daniel J. Collins
Title: SVP + Treasurer

[Signature Page to Second Supplemental Indenture]

DEUTSCHE BANK TRUST COMPANY
AMERICAS, a New York banking corporation, as Trustee and Collateral Agent

By:

/s/ Chris Niesz, Associate
Authorized Signatory

By:

/s/ Irina Golovashchuk, Assistant Vice President
Authorized Signatory

[Signature Page to Second Supplemental Indenture]

ANNEX A

Schedule C

Category	CUSIP	Par Value (12/31/2007) (a)	Par Value (01/31/2008) (a)	Investor Value (12/31) (a)	Investor Value (1/31) (a)
C-1

FHLB 4 3/09 C 4/04	3133X4VF5	$9,465,000	$9,465,000
FHLB 4 3/26/09 C 4/04	3133X4Q87	22,200,000	22,200,000
FHLB 4.02 12/10 C 9/03	31339X4E1	7,700,000	7,700,000
FHLB 6.125 12/29/14	3133XLGV9	10,390,000	10,390,000
FHLB 6.32 06/17	3133XLGE7	10,000,000	10,000,000
FHLMC 4.1 12/10	3128X1FX0	13,175,000	13,175,000
FHLMC 4.5 13	3134A4SA3	1,000,000	1,000,000
FHLMC 4.95 5/13 C 5/04	3128X1CT2	10,000,000	10,000,000
FNMA 0 07/05/14	TT3169600	8,000,000	8,000,000
FNMA 5 2/13 C 5/04	3136F3AJ5	10,000,000	10,000,000
FNMA 5.15 1/13 C 1/05	3136F2B56	3,000,000	3,000,000
FNMA 6 03/20/17	3136F8GW9	10,000,000	10,000,000
FNMA 6.25 08/15/16	3136F7U88	10,000,000	10,000,000
FHR 2006 ZB	3133TBQM5	4,968,134	4,919,859
FHR 2018 Z	3133TCJ74	1,483,856	1,465,299
FHR 2080 Z	3133TG3U1	5,174,843	5,117,437
FHR 2211 ZA	3133TNEQ3	4,145,362	4,093,653
FHR 2336 TB	3133986U8	2,990,710	2,802,165
FHR 2391 XG	31339LYF1	12,494,891	12,318,766
FHR 2466 DG	31392MM74	91,490	0
FHR 2482 EJ	31392PQU2	10,143,625	10,005,887
FHR 2484 VB	31392PRK3	7,799,226	7,540,881
FHR 2532 A	31393FNV4	4,883,558	4,807,616
FHR 2539 TC	31393FXA9	25,000,000	25,000,000
FHR 2564 QC	31393LNU3	16,687,124	16,470,888
FHR 2574 PC	31393L2N2	43,317,106	40,912,072
FHR 2603 JP	31393PST2	6,313,823	6,210,745
FHR 2641 KC	31393WV63	6,348,949	6,257,238
FHR 2656 AC	31394HR86	7,092,716	7,081,975
FHR 2675 PB	31394J4P9	27,052,753	26,664,236
FHR 2691 LD	31394LDU3	17,090,000	17,090,000
FHR 2740 PC	31394P3P6	20,000,000	20,000,000
FHR 2793 GC	31394YG99	12,750,000	12,750,000
FHR 2793 GC	31394YG99	10,000,000	10,000,000
FHR 2807 JA	31395AM44	4,195,383	4,194,766
FHR 2878 QD	31395GKM3	20,000,000	20,000,000
FHR 3014 DW	31395XAD7	3,397,571	3,326,814
FN 725341	31402CZE5	14,349,101	14,153,804
FNR 02-77 QE	31392F4E4	25,000,000	25,000,000
FNR 1997-12 KB	31359NE64	573,745	572,197
FNR 1999-33 ZA	31359WKG5	6,700,618	6,638,305
FNR 2001-23 PG	31359S4D9	9,123,523	9,105,038
FNR 2001-31 VB	313920CB4	2,613,792	2,130,331
FNR 2001-63 TB	31392AUH9	4,468,244	4,389,351
FNR 2002-55 VL	31392EFY1	6,050,749	5,669,540
FNR 2003-41 PM	31393BD51	26,916,040	26,916,040
FNR 2003-97 WC	31393TNL6	20,136,482	20,136,482
FNR 2005-53 MB	31394DH60	29,884,512	29,884,512
FNR 2005-58 CW	31394EDC9	9,873,409	9,783,888
FNR 2007-10 VA	31396PNB3	11,511,731	11,420,679
GNR 1998-24 Z	3837H1B42	4,239,680	4,177,436
GNR 2000-26 PD	3837H4B79	98,833	94,741
GNR 2002-67 VB	38373VQX1	7,403,134	7,007,396
FHR 49 G	31340YRU5	645,266	635,324
FFCB 5 3/14 C 6/04	31331TWT4	12,000,000	0
FHLMC 4.25 3/10 C 9/04	3128X2ZL2	20,000,000	0
FHLMC 5 3/13 C 9/04	3128X2C52	22,825,000	22,825,000
FHLMC 5.25 2/14 C 2/05	3128X2QV0	11,000,000	0
FNMA 4.01 8/09 C 8/04	3136F5CC3	9,230,000	9,230,000
FNMA 4.27 1/09 C 4/04	3136F4W83	22,915,000	0
FNMA 4.3 3/10 C 6/04	3136F5HH7	20,000,000	0
FNMA 4.6 9/10 C 12/04	3136F6EW5	30,735,000	0
FNMA 5 2/12 C 5/04	3136F45M2	25,000,000	0
FNMA 5 8/11 C 5/04	3136F46A7	6,785,000	0
FNMA 5.25 1/13 C 7/03	3136F2J90	30,120,000	0
FNMA 5.25% 1/13 C 4/04	3136F2P77	10,545,000	0
FNMA 5.5 11/14 2/05	3136F6MW6	20,000,000	0

Total C-1		$819,094,978	$603,730,361	$802,713,079	$591,655,754

Investor Value / Par Value				98.0000%	98.0000%

(a)	Par Values ($) and Investor Values ($) for illustrative purposes only

Schedule C

Category	CUSIP	Par Value (12/31/2007) (a)	Par Value (01/31/2008) (a)	Investor Value (12/31) (a)	Investor Value (1/31) (a)
C-2

ACCDO V C	00388EAC5	9,000,000	9,000,000
ACCDO V D	00388EAD3	3,000,000	3,000,000
ACCDO 10A C	00389KAD8	10,000,000	10,000,000
ACCOA 2007-1A A2	00389UAC8	9,000,000	9,000,000
ANDY 2007-1A A2	034050AD6	14,997,425	14,997,425
ANDY 2007-1A B	034050AE4	5,000,000	5,000,000
AYRES 2005-1A C	05473WAJ5	3,500,000	3,500,000
CCRK 2006-1A A3	164553AD1	2,955,049	2,955,049
CCRK 2007-2A A2	164554AC1	20,000,000	20,000,000
CRONA 2007-1A B	219655AHO	10,000,000	10,000,000
FORTS 2006-2A A2	34957YAC1	15,000,000	15,000,000
FORTS 2006-2A B	34957YAD9	5,000,000	5,000,000
GLCR 2006-4A C	37638NAD3	1,957,460	1,991,692
GSCSF 2007-1RA A1LC	3622MTAC4	14,998,669	14,998,669
HLCDO 2006-1A A2	40536UAB8	20,000,000	20,000,000
INDE4 4A C	453433AF1	5,674,111	5,674,111
INDE7 7A B	45377MAG6	8,500,000	8,500,000
LEXN 2006-2A D	52902WAF6	2,553,175	2,583,726
MID 01-1A A1L	59541 FAB4	5,817,852	5,817,852
NEPTN 2004-1A A3L	640699AD6	2,270,444	2,270,444
NEPTN 2007-5A A2L	64069WAD5	10,000,000	10,000,000
ORCHD 03-1A B	68571SAC8	9,375,000	9,375,000
ORCHD 03-1A C1	68571SAD6	2,661,494	2,661,494
PSCBO 1A A1 L	74438VAA6	6,116	6,116
PSCBO 1A A1	74438VAB4	12,231	12,231
PYXIS 2007-1A B	74732XAD9	10,000,000	10,000,000
SAYB 2001-1A A	805659AA7	5,865,492	5,865,492
SHERW 2006-3A A1J	82442VAB1	20,000,000	20,000,000
SOLST 1A A	83436UAA1	5,180,454	5,180,454
STAK 2006-2A 4	85234AAE6	11,000,000	11,000,000
TABS 2007-7A A1J	872159AB4	20,000,000	20,000,000
VERT 2007-1A A1J	92534YAC1	10,000,000	10,000,000
VERT 2007-1A A2	92534YAE7	10,000,000	10,000,000
NORTH 2001-3A	25153HAA2	13,625,000	13,625,000
COOKS 2007-9A A	2163P2AAO	10,000,000	10,000,000
GSCSF 2006-1A B	3622XOAC5	10,000,000	10,000,000
IXION 2006-9A 12	46601WAJ4	10,000,000	10,000,000
LCERT 2006-1A B	50547QAC1	15,000,000	15,000,000
LEXN 2007-3A E	52902YAN5	5,650,000	5,650,000
MILL REEF 05-1	600008ACO	8,595,000	8,595,000
SALISBURY 05-14	795267AG8	15,000,000	15,000,000
SALISBURY 06-1	79526EAK4	20,000,000	20,000,000
SALISBURY 06-16	79526FAA3	20,000,000	20,000,000
SKYBOX 05-1A C	83083GAEO	13,699,474	13,699,474
AYRESOME CDO I PREF	05473U209	5,000,000	5,000,000
DUKEF 2005-HG1A SUB	264412AA5	5,000,000	5,000,000
MILL REEF PREF	27020EAA6	5,000,000	5,000,000
OPUS 2006-1A SUB	68402DAAO	5,000,000	5,000,000
SHERW 2006-3A SUB	82442TAA8	5,209,000	5,209,000
STILLWATER PREF	860721208	7,800,000	7,800,000
TABS 2005-2A SUB	87337LAF1	5,000,000	5,000,000
GSTAR 05-5A IN	362905AA9	3,000,000	3,000,000
NEPTN 2004-1A SUB	64069QAA4	6,400,000	6,400,000
MID 2001-1A	59541BAC1	5,823,641	5,823,641
LOGAN 05-1 C	42702MBA1	15,264,000	15,264,000
COOKS 2007-18A A	21638PAA8	20,000,000	20,000,000
THOM 2006-1A C	874008AE5	19,996,541	19,996,541
CENTS 2006-1A A3	156323AJ6	10,000,000	10,000,000
CENTS 2006-1A B	156323AL1	15,000,000	15,000,000
CLSVF 2007-3A A3	18272FAD1	10,000,000	10,000,000
EIGHT 2007-1A A3	28248EAG7	20,000,000	20,000,000
MARSC 2007-1A A3	571656AC1	19,935,528	19,935,528
PTPLS 2007-1A A2	730594AC2	19,926,117	19,926,117
SQRD 2007-1A A2A	85223XAC3	15,000,000	15,000,000
TRIC 2005-4A A3L	89608VAD2	7,500,000	7,500,000
TRIC 2006-6A A2L	89609AAD7	5,000,000	5,000,000
TWOLF 2007-1A A2	88714PAF3	19,959,131	19,959,131
ZING 6A B1	98885LAE7	6,400,000	6,400,000

Total C-2		$682,108,404	$682,173,188	$33,781,351	$33,784,559

Investor Value / Par Value				4.9525%	4.9525%

(a)	Per Values ($) ana Investor Values ($) for illustrative purposes only

Schedule C

Category	CUSIP	Par Value (12/31/2007) (a)	Par Value (01/31/2008) (a)	Investor Value (12/31) (a)	Investor Value (1/31) (a)
C-3

TABERNA 05-2A D	87330UAJ0	31,823,490	31,823,490
TABERNA PFD	87330L200	3,000,000	3,000,000
TAF 1A B1	89675YAC6	8,667,066	8,667,066
CMLTI 2006-WF1 M2	17307G4N5	6,500,000	6,500,000
CMLTI 2006-WF2 M1	17309BAF4	9,100,000	9,100,000
SHARP 05-HE4N N	820018BV0	643,858	643,858
RAMC 2007-2 M3	75970QAM2	5,500,000	5,500,000
MLMI 2005-HE2 M2	59020US55	5,000,000	5,000,000
FFML 04-FF10 M5	32027NMN8	3,058,212	3,058,212
SVHE 2005-OPT3 M6	83611MGZ5	2,000,000	2,000,000
ACE 2004-HE3 B	004421JB0	912,306	703,751
SACO 2005-9 M4	785778MR9	15,088,000	15,088,000
GPMF 2005-HE4 MB	39538WDQ8	3,000,000	3,000,000
QUEST 2006-X1 M1	748351AT0	1,000,000	1,000,000
CONHE 1997-1 M2	21075WEG6	597,046	597,046
SASC 2004-18H B2	86359BF48	1,721,348	1,719,064
SASC 2000-5 B5	8635722E2	124,812	111,584
SASC 2001-9 B4	86358REH6	122,607	122,323
OCMBS 99-R1 AP	675748BR7	280,555	280,555
RAST 2006-A7CB B1	76113NAU7	1,971,858	1,970,696
SIMSBURY CLO	829192BC6	5,000,000	5,000,000
STANFIELD CLO	85430NAA8	10,000,000	10,000,000
LONGHORN 2000-1	543044200	5,000,000	5,000,000
ANCHORAGE FIN SUB-TR IV	033302209	15,000,000	15,000,000
NORTH CASTLE CUST TR VIII	65831M208	17,900,000	17,900,000
SUTTON CAPITAL TRUST III	86943W207	29,400,000	29,400,000
TIERS 2001-6	88652RAA4	1,735,794	1,735,794
US BANK PIPER JAFFREY TRUST	USBPJT	4,123,487	4,123,487

Total C-3		$188,270,439	$188,044,925	$0	$0

Investor Value / Par Value				0.0000%	0.0000%

(a)	Par Values ($) and Investor Values ($) for illustrative purposes only

ANNEX B

Schedule 1.1(c) C-1 securities

Category	CUSIP	Par Value 12/31/2007 (a)	Par Value 01/31/2008 (a)	Par Value 03/31/2010 (a)	Investor Value 12/31 (a)	Investor Value 1/31 (a)
C-1

FHLB 4 3/09 C 4/04	3133X4VF5	$9,465,000	$9,465,000	$—
FHLB 4 3/26/09 C 4/04	3133X4Q87	22,200,000	22,200,000	—
FHLB 4.02 12/10 C 9/03	31339X4E1	7,700,000	7,700,000	—
FHLB 6.125 12/29/14	3133XLGV9	10,390,000	10,390,000	—
FHLB 6.32 06/17	3133XLGE7	10,000,000	10,000,000	—
FHLMC 4.1 12/10	3128X1FX0	13,175,000	13,175,000	—
FHLMC 4.5 13	3134A4SA3	1,000,000	1,000,000	1,000,000
FHLMC 4.95 5/13 C 5/04	3128X1CT2	10,000,000	10,000,000	—
FNMA 0 07/05/14	TT3169600	8,000,000	8,000,000	8,000,000
FNMA 5 2/13 C 5/04	3136F3AJ5	10,000,000	10,000,000	—
FNMA 5.15 1/13 C 1/05	3136F2B56	3,000,000	3,000,000	—
FNMA 6 03/20/17	3136F8GW9	10,000,000	10,000,000	—
FNMA 6.25 08/15/16	3136F7U88	10,000,000	10,000,000	—
FHR 2006 ZB	3133TBQM5	4,968,134	4,919,859	3,380,322
FHR 2018 Z	3133TCJ74	1,483,856	1,465,299	924,045
FHR 2080 Z	3133TG3U1	5,174,843	5,117,437	3,235,550
FHR 2211 ZA	3133TNEQ3	4,145,362	4,093,653	2,835,071
FHR 2336 TB	3133986U8	2,990,710	2,802,165	454,577
FHR 2391 XG	31339LYF1	12,494,891	12,318,766	3,138,064
FHR 2466 DG	31392MM74	91,490	—	—
FHR 2482 EJ	31392PQU2	10,143,625	10,005,887	4,328,762
FHR 2484 VB	31392PRK3	7,799,226	7,540,881	—
FHR 2532 A	31393FNV4	4,883,558	4,807,616	225,939
FHR 2539 TC	31393FXA9	25,000,000	25,000,000	15,178,517
FHR 2564 QC	31393LNU3	16,687,124	16,470,888	7,396,723
FHR 2574 PC	31393L2N2	43,317,106	40,912,072	—
FHR 2603 JP	31393PST2	6,313,823	6,210,745	222,955
FHR 2641 KC	31393WV63	6,348,949	6,257,238	3,683,483
FHR 2656 AC	31394HR86	7,092,716	7,081,975	4,614,663
FHR 2675 PB	31394J4P9	27,052,753	26,664,236	14,661,171
FHR 2691 LD	31394LDU3	17,090,000	17,090,000	9,743,272
FHR 2740 PC	31394P3P6	20,000,000	20,000,000	13,248,668
FHR 2793 GC	31394YG99	12,750,000	12,750,000	2,261,072
FHR 2793 GC	31394YG99	10,000,000	10,000,000	1,773,390
FHR 2807 JA	31395AM44	4,195,383	4,194,766	—
FHR 2878 QD	31395GKM3	20,000,000	20,000,000	6,964,592
FHR 3014 DW	31395XAD7	3,397,571	3,326,814	1,875,282
FN 725341	31402CZE5	14,349,101	14,153,804	8,792,043
FNR 02-77 QE	31392F4E4	25,000,000	25,000,000	15,721,536
FNR 1997-12 KB	31359NE64	573,745	572,197	440,808
FNR 1999-33 ZA	31359WKG5	6,700,618	6,638,305	4,277,996
FNR 2001-23 PG	31359S4D9	9,123,523	9,105,038	6,572,962
FNR 2001-31 VB	313920CB4	2,613,792	2,130,331	—
FNR 2001-63 TB	31392AUH9	4,468,244	4,389,351	44,601
FNR 2002-55 VL	31392EFY1	6,050,749	5,669,540	—
FNR 2003-41 PM	31393BD51	26,916,040	26,916,040	19,683,718
FNR 2003-97 WC	31393TNL6	20,136,482	20,136,482	15,194,213
FNR 2005-53 MB	31394DH60	29,884,512	29,884,512	25,787,188
FNR 2005-58 CW	31394EDC9	9,873,409	9,783,888	7,009,664
FNR 2007-10 VA	31396PNB3	11,511,731	11,420,679	8,886,656
GNR 1998-24 Z	3837H1B42	4,239,680	4,177,436	2,798,097
GNR 2000-26 PD	3837H4B79	98,833	94,741	—
GNR 2002-67 VB	38373VQX1	7,403,134	7,007,396	—
FHR 49 G	31340YRU5	645,266	635,324	391,511
FFCB 5 3/14 C 6/04	31331TWT4	12,000,000	—	—
FHLMC 4.25 3/10 C 9/04	3128X2ZL2	20,000,000	—	—
FHLMC 5 3/13 C 9/04	3128X2C52	22,825,000	22,825,000	—
FHLMC 5.25 2/14 C 2/05	3128X2QV0	11,000,000	—	—
FNMA 4.01 8/09 C 8/04	3136F5CC3	9,230,000	9,230,000	—
FNMA 4.27 1/09 C 4/04	3136F4W83	22,915,000	—	—
FNMA 4.3 3/10 C 6/04	3136F5HH7	20,000,000	—	—
FNMA 4.6 9/10 C 12/04	3136F6EW5	30,735,000	—	—
FNMA 5 2/12 C 5/04	3136F45M2	25,000,000	—	—
FNMA 5 8/11 C 5/04	3136F46A7	6,785,000	—	—
FNMA 5.25 1/13 C 7/03	3136F2J90	30,120,000	—	—
FNMA 5.25% 1/13 C 4/04	3136F2P77	10,545,000	—	—
FNMA 5.5 11/14 2/05	3136F6MW6	20,000,000	—	—

Total C-1 securities		$819,094,979	$603,730,361	$224,747,107	$802,713,079	$591,655,754

Investor Value / Par Value					98.0000%	98.0000%

(a)	Par Values ($) and Investor Values ($) for illustrative purposes only
(b)	Security was called or paid in full.

Annex A

Schedule 1.1(c) C-2 securities

Category	CUSIP	Par Value 12/31/2007 (a)	Par Value 01/31/2008 (a)	Par Value 03/31/2010 (a)	Investor Value 12/31 (a)	Investor Value 1/31 (a)	SRI Depository Bank
C-2

ACCDO V C	00388EAC5	9,000,000	9,000,000	9,082,993			Wells Fargo Bank N.A.
ACCDO V D	00388EAD3	3,000,000	3,000,000	3,059,624			Wells Fargo Bank N.A.
ACCDO 10A C	00389KAD8	10,000,000	10,000,000	10,615,025			Wells Fargo Bank N.A.
ACCOA 2007-1A A2	00389UAC8	9,000,000	9,000,000	9,000,000			Wells Fargo Bank N.A.
ANDY 2007-1A A2	034050AD6	14,997,425	14,997,425	14,997,425			Wells Fargo Bank N.A.
ANDY 2007-1A B	034050AE4	5,000,000	5,000,000	5,000,000			Wells Fargo Bank N.A.
AYRES 2005-1A C	05473WAJ5	3,500,000	3,500,000	3,500,000			Wells Fargo Bank N.A.
CCRK 2006-1A A3	164553AD1	2,955,049	2,955,049	—			(c)
CCRK 2007-2A A2	164554AC1	20,000,000	20,000,000	20,000,000			Wells Fargo Bank N.A.
CRONA 2007-1A B	219655AH0	10,000,000	10,000,000	—			(c)
FORTS 2006-2A A2	34957YAC1	15,000,000	15,000,000	15,000,000			Wells Fargo Bank N.A.
FORTS 2006-2A B	34957YAD9	5,000,000	5,000,000	5,000,000			Wells Fargo Bank N.A.
GLCR 2006-4A C	37638NAD3	1,957,460	1,991,692	—			(d)
GSCSF 2007-1RA A1LC	3622MTAC4	14,998,669	14,998,669	14,998,669			Wells Fargo Bank N.A.
HLCDO 2006-1A A2	40536UAB8	20,000,000	20,000,000	—			(c)
INDE4 4A C	453433AF1	5,674,111	5,674,111	6,505,899			Wells Fargo Bank N.A.
INDE7 7A B	45377MAG6	8,500,000	8,500,000	8,500,000			Wells Fargo Bank N.A.
LEXN 2006-2A D	52902WAF6	2,553,175	2,583,726	2,705,068			Wells Fargo Bank N.A.
MID 01-1A A1L	59541FAB4	5,817,852	5,817,852	4,850,541			Wells Fargo Bank N.A.
NEPTN 2004-1A A3L	640699AD6	2,270,444	2,270,444	2,248,358			Wells Fargo Bank N.A.
NEPTN 2007-5A A2L	64069WAD5	10,000,000	10,000,000	10,000,000			Wells Fargo Bank N.A.
ORCHD 03-1A B	68571SAC8	9,375,000	9,375,000	9,375,000			Wells Fargo Bank N.A.
ORCHD 03-1A C1	68571SAD6	2,661,494	2,661,494	2,661,494			Wells Fargo Bank N.A.
PSCBO 1A A1L	74438VAA6	6,116	6,116	—			(b)
PSCBO 1A A1	74438VAB4	12,231	12,231	—			(b)
PYXIS 2007-1A B	74732XAD9	10,000,000	10,000,000	—			(b)
SAYB 2001-1A A	805659AA7	5,865,492	5,865,492	3,608,108			Wells Fargo Bank N.A.
SHERW 2006-3A A1J	82442VAB1	20,000,000	20,000,000	20,000,000			Wells Fargo Bank N.A.
SOLST 1A A	83436UAA1	5,180,454	5,180,454	3,766,785			Wells Fargo Bank N.A.
STAK 2006-2A 4	85234AAE6	11,000,000	11,000,000	—			(c)
TABS 2007-7A A1J	872159AB4	20,000,000	20,000,000	—			(b)
VERT 2007-1A A1J	92534YAC1	10,000,000	10,000,000	—			(c)
VERT 2007-1A A2	92534YAE7	10,000,000	10,000,000	—			(c)
NORTH 2001-3A	25153HAA2	13,625,000	13,625,000	13,625,000			Wells Fargo Bank N.A.
COOKS 2007-9A A	2163P2AA0	10,000,000	10,000,000	—			(c)
GSCSF 2006-1A B	3622X0AC5	10,000,000	10,000,000	10,000,000			Wells Fargo Bank N.A.
IXION 2006-9A 12	46601WAJ4	10,000,000	10,000,000	—			(c)
LCERT 2006-1A B	50547QAC1	15,000,000	15,000,000	15,000,000			Wells Fargo Bank N.A.
LEXN 2007-3A E	52902YAN5	5,650,000	5,650,000	5,936,230			Wells Fargo Bank N.A.
MILL REEF 05-1	600008AC0	8,595,000	8,595,000	8,306,407			Wells Fargo Bank N.A.
SALISBURY 05-14	795267AG8	15,000,000	15,000,000	15,000,000			Wells Fargo Bank N.A.
SALISBURY 06-1	79526EAK4	20,000,000	20,000,000	—			(c)
SALISBURY 06-16	79526FAA3	20,000,000	20,000,000	—			(c)
SKYBOX 05-1A C	83083GAE0	13,699,474	13,699,474	11,931,399			Wells Fargo Bank N.A.
AYRESOME CDO I PREF	05473U209	5,000,000	5,000,000	5,000,000			Wells Fargo Bank N.A.
DUKEF 2005-HG1A SUB	264412AA5	5,000,000	5,000,000	5,000,000			Wells Fargo Bank N.A.
MILL REEF PREF	27020EAA6	5,000,000	5,000,000	5,000,000			Wells Fargo Bank N.A.
OPUS 2006-1A SUB	68402DAA0	5,000,000	5,000,000	5,000,000			Wells Fargo Bank N.A.
SHERW 2006-3A SUB	82442TAA8	5,209,000	5,209,000	5,209,000			Wells Fargo Bank N.A.
STILLWATER PREF	860721208	7,800,000	7,800,000	7,800,000			Wells Fargo Bank N.A.
TABS 2005-2A SUB	87337LAF1	5,000,000	5,000,000	5,000,000			Wells Fargo Bank N.A.
GSTAR 05-5A IN	362905AA9	3,000,000	3,000,000	3,000,000			Wells Fargo Bank N.A.
NEPTN 2004-1A SUB	64069QAA4	6,400,000	6,400,000	6,400,000			Wells Fargo Bank N.A.
MID 2001-1A	59541BAC1	5,823,641	5,823,641	5,823,641			Wells Fargo Bank N.A.
LOGAN 05-1 C	42702MBA1	15,264,000	15,264,000	15,264,000			Wells Fargo Bank N.A.
COOKS 2007-18A A	21699ACX5	20,000,000	20,000,000	20,000,000			(c)
THOM 2006-1 A C	874008AE5	19,996,541	19,996,541	21,782,724			Wells Fargo Bank N.A.
CENTS 2006-1A A3	156323AJ6	10,000,000	10,000,000	10,000,000			Wells Fargo Bank N.A.
CENTS 2006-1A B	156323AL1	15,000,000	15,000,000	15,000,000			Wells Fargo Bank N.A.
CLSVF 2007-3A A3	18272FAD 1	10,000,000	10,000,000	10,000,000			Wells Fargo Bank N.A.
EIGHT 2007-1A A3	28248EAG7	20,000,000	20,000,000	20,000,000			Wells Fargo Bank N.A.
MARSC 2007-1A A3	571656AC1	19,935,528	19,935,528	—			(c)
PTPLS 2007-1A A2	730594AC2	19,926,117	19,926,117	19,926,117			Wells Fargo Bank N.A.
SQRD 2007-1A A2A	85223XAC3	15,000,000	15,000,000	15,000,000			Wells Fargo Bank N.A.
TRIC 2005-4A A3L	89608VAD2	7,500,000	7,500,000	7,500,000			Wells Fargo Bank N.A.
TRIC 2006-6A A2L	89609AAD7	5,000,000	5,000,000	5,000,000			Wells Fargo Bank N.A.
TWOLF 2007-1A A2	88714PAF3	19,959,131	19,959,131	—			(c)
ZING 6A B1	98885LAE7	6,400,000	6,400,000	6,400,000			Wells Fargo Bank N.A.

Total C2 securities		$682,108,404	$682,173,187	$483,379,506	$33,781,351	$33,784,559

Investor Value / Par Value					4.9525%	4.9525%

(a)	Par Values ($) and Investor Values ($) for illustrative purposes only
(b)	Security was called or paid in full.
(c)	Security was collapsed.
(d)	Security was sold.

Annex A

Schedule 1.1(c) C-3 securities

Category	CUSIP	Par Value 12/31/2007 (a)	Par Value 01/31/2008 (a)	Par Value 03/31/2010 (a)	Investor Value 12/31 (a)	Investor Value 1/31 (a)	SRI Depository Bank
C-3

TABERNA 05-2A D	87330UAJ0	31,823,490	31,823,490	34,898,548			Wells Fargo Bank N.A.
TABERNA PFD	87330L200	3,000,000	3,000,000	3,000,000			Wells Fargo Bank N.A.
TAF 1A B1	89675YAC6	8,667,066	8,667,066	8,667,066			Wells Fargo Bank N.A.
CMLTI 2006-WF1 M2	17307G4N5	6,500,000	6,500,000	1,448,492			Wells Fargo Bank N.A.
CMLTI 2006-WF2 M1	17309BAF4	9,100,000	9,100,000	7,447,353			Wells Fargo Bank N.A.
SHARP 05-HE4N N	820018BV0	643,858	643,858	643,858			Wells Fargo Bank N.A.
RAMC 2007-2 M3	75970QAM2	5,500,000	5,500,000	5,500,000			Wells Fargo Bank N.A.
MLMI 2005-HE2 M2	59020US55	5,000,000	5,000,000	4,379,467			Wells Fargo Bank N.A.
FFML 04-FF10 M5	32027NMN8	3,058,212	3,058,212	—			(c)
SVHE 2005-OPT3 M6	83611MGZ5	2,000,000	2,000,000	2,000,000			Wells Fargo Bank N.A.
ACE 2004-HE3 B	004421JB0	912,306	703,751	—			(c)
SACO 2005-9 M4	785778MR9	15,088,000	15,088,000	—			(c)
GPMF 2005-HE4 M8	39538WDQ8	3,000,000	3,000,000	—			(c)
QUEST 2006-X1 M1	748351AT0	1,000,000	1,000,000	1,000,000			Wells Fargo Bank N.A.
CONHE 1997-1 M2	21075WEG6	597,046	597,046	525,397			Wells Fargo Bank N.A.
SASC 2004-18H B2	86359BF48	1,721,348	1,719,064	1,460,589			Wells Fargo Bank N.A.
SASC 2000-5 B5	8635722E2	124,812	111,584	—			(c)
SASC 2001-9 B4	86358REH6	122,607	122,323	—			(c)
OCMBS 99-R1 AP	675748BR7	280,555	280,555	130,937			Wells Fargo Bank N.A.
RAST 2006-A7CB B1	76113NAU7	1,971,858	1,970,696	437,088			Wells Fargo Bank N.A.
SIMSBURY CLO	829192BC6	5,000,000	5,000,000	5,000,000			Wells Fargo Bank N.A.
STANFIELD CLO	85430NAA8	10,000,000	10,000,000	10,000,000			Wells Fargo Bank N.A.
LONGHORN 2000-1	543044200	5,000,000	5,000,000	5,000,000			Wells Fargo Bank N.A.
ANCHORAGE FIN SUB-TR IV	033302209	15,000,000	15,000,000	—			(b)
NORTH CASTLE CUST TR VIII	65831M208	17,900,000	17,900,000	—			(b)
SUTTON CAPITAL TRUST III	86943W207	29,400,000	29,400,000	—			(b)
TIERS 2001-6	88652RAA4	1,735,794	1,735,794	1,735,794			Limited Partnership Interest
US BANK PIPER JAFFREY TRUST	USBPJT	4,123,487	4,123,487	4,123,487			Limited Partnership Interest
BSIC MERCHANT BANKING	055678AB2	(e)	(e)	4,103,520			Limited Partnership Interest

Total C-3 securities		$188,270,439	$188,044,926	$101,501,595	$—	$—

Investor Value/Par Value					0.0000%	0.0000%

(a)	Par Values ($) and Investor Values ($) for illustrative purposes only
(b)	Security was called or paid in full.
(c)	Security was collapsed.
(e)	Not included in original Schedule 1.1C as presumed to be sold.